UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 10, 2005

UnitedGlobalCom, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-49658 (Commission File Number)	84-1602895 (IRS Employer Identification #)

4643 South Ulster Street, Suite 1300, Denver, CO 80237 (Address of Principal Executive Office)

(303) 770-4001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e 4(c))

Item 2.02. Results of Operations and Financial Condition

On May 10, 2005, UnitedGlobalCom, Inc. (the “Company”) issued a press release announcing its operating and financial results for the quarter ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

Limitation on Incorporation by Reference. In accordance with General Instruction B.2 of Form 8-K, the information furnished in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

The above information can also be obtained from the Company’s website at www.unitedglobal.com.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits	.

Exhibit
Number	Description

99.1	Press release dated May 10, 2005 of UnitedGlobalCom, Inc. announcing its operating and financial results for the quarter ended March 31, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDGLOBALCOM, INC.

By:

/s/ Frederick G. Westerman III

Frederick G. Westerman III

Co-Chief Financial Officer

Date:

May 10, 2005

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated May 10, 2005 of UnitedGlobalCom, Inc. announcing its operating and financial results for the quarter ended March 31, 2005